                                                                   EXHIBIT 10(i)

                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  This First Amendment to Credit Agreement (this "FIRST AMENDMENT") is made and entered into as of the 28th day of June, 2001, by and among EGL, INC., a Texas corporation ("BORROWER"); each of the domestic Subsidiaries of Borrower; BANK OF AMERICA, N.A., as Administrative Agent for the Banks, a Bank, the Swing Line Lender, and the Issuing Bank; SOUTHTRUST BANK, as a Co-Agent, and a Bank; THE BANK OF TOKYO-MITSUBISHI, LTD., as a Co-Agent and a Bank; and the other lending institutions which are a party to this First Amendment.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, pursuant to that certain Credit Agreement (the "CREDIT AGREEMENT") dated January 5, 2001, Banks (as that term is defined in the Credit Agreement and is hereafter used) agreed to make certain loans to Borrower upon the terms and conditions therein contained; and

                  WHEREAS, Borrower and Banks desire to modify and amend certain terms and provisions of the Credit Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Administrative Agent, the Co-Agents, and Banks agree as follows:


         1. Defined Terms. Words and terms used herein which are defined in the Credit Agreement are used herein as defined therein, except as specifically modified by the terms of this First Amendment.

         2. Amendments to Credit Agreement. Upon the full and complete satisfaction of each of the conditions listed in numerical Section 3 below, the Credit Agreement shall be modified and amended as follows:

                  2.1 Subparagraph (c) of the definition assigned to "ACQUISITION CRITERIA" in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:

                  (c) the Acquisition Consideration to be paid for that Acquisition (and its Subsidiaries) is either (i) $20,000,000.00 or less in the aggregate, determined without duplication of amounts, or (ii) Approved Consideration.

                  2.2 The definition of "APPLICABLE MARGIN" in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:


         "APPLICABLE MARGIN" means with respect to interest rates, unused commitment fees, and letter of credit fees, as applicable, the percentage per annum set forth opposite the designated ranges of the Consolidated Funded Debt to Consolidated EBITDA Ratio:

Consolidated Funded          Applicable Margin
Debt to Consolidated        LIBOR Tranches and        Applicable Margin        Applicable Margin
EBITDA Ratio               Letter of Credit Fee       Prime Rate Tranche        Commitment Fee
--------------------       --------------------       ------------------       -----------------

< .50x                             1.25%                      0%                     0.25%
-

> .50x but < 1.00x                 1.50%                      0%                     0.25%
           -

> 1.00 but < 1.50x                 1.75%                    0.25%                   0.375%
           -

> 1.50x but < 2.00x                2.00%                    0.50%                   0.375%
            -

> 2.00 but < 2.50x                 2.50%                    1.00%                    0.50%
           -

> 2.50                             2.75%                    1.25%                    0.50%


                  The Consolidated Funded Debt to Consolidated EBITDA Ratio for purposes of determining the Applicable Margin shall be based upon Schedule B of the most recent Compliance Certificate delivered to the Administrative Agent pursuant to Section 5.2(a) or Section 5.2(b).

                  Any adjustments to the Applicable Margin shall become effective on the 45th day following the last day of each fiscal quarter (except the last fiscal quarter of each fiscal year) or on the 90th day following the last day of each fiscal year as applicable; provided, however, that if any such Compliance Certificate is not delivered when required hereunder, unless otherwise agreed to by the Administrative Agent in writing, the Applicable Margin shall be deemed to be the maximum percentage amount in the above table from such 45th or 90th day until such Compliance Certificate is received by the Administrative Agent, and further provided that notwithstanding any of the foregoing, until delivery by Borrower of its Compliance Certificate for the fiscal quarter ending on December 31, 2001, the Applicable Margin shall not be less than the percentages per annum listed in the above table for the range when the Consolidated Funded Debt to Consolidated EBITDA Ratio is greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.0.

                  Upon any change in the Applicable Margin, the Administrative Agent shall promptly notify the Borrower and the Banks of the new Applicable Margin.

                  2.3 The definition of "CONSOLIDATED EBIT" in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

         "CONSOLIDATED EBIT" means, for any applicable period, an amount equal to (i) Consolidated Net Income, plus (ii) each of the following to the extent actually deducted in determining Consolidated Net Income (a) Consolidated Interest Expense, (b) Consolidated Tax Expense, and (c) a pre-tax adjusted non-recurring charge up to $81,900,000.00 for the fiscal quarter ending December 31, 2000, and a pre-tax adjusted non-recurring charge up to $7,500,000.00 for the fiscal quarter ending on March 31, 2001, minus (iii) the pre-tax adjusted amount of any non-recurring gains.

                  2.4 The definition of "CONSOLIDATED EBITDA" in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

         "CONSOLIDATED EBITDA" means, for any applicable period, an amount equal to (i) Consolidated Net Income, plus (ii) each of the following to the extent actually deducted in determining Consolidated Net Income (a) Consolidated Interest Expense, (b) Consolidated Tax Expense, (c) the amount of all depreciation and amortization expense deducted in determining Consolidated Net Income, all calculated on a consolidated basis for the Borrower and its Subsidiaries and as determined in accordance with GAAP, and (d) a pre-tax adjusted non-recurring charge up to $81,900,000.00 for the fiscal quarter ending December 31, 2000, and a pre-tax adjusted non-recurring charge up to $7,500,000.00 for the fiscal quarter ending on March 31, 2001, minus (iii) the pre-tax adjusted amount of any non-recurring gains.

                  2.5 The definition of "CONSOLIDATED NET INCOME" in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

         "CONSOLIDATED NET INCOME" means, for any period, the net income (or loss), after provision or benefit for taxes of the Borrower and its Subsidiaries on a consolidated basis for such period, determined in accordance with GAAP.

                  2.6 The definition of "ENGAGEMENT LETTER" in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

         "ENGAGEMENT LETTER" means, collectively, (a) the letter agreement dated as of October 24, 2000, from the Administrative Agent and agreed to by Borrower, regarding, among other things, the administrative agency fee payable to Administrative Agent, as amended, and (b) the letter agreement dated as of May 31, 2001, from the Administrative Agent and agreed to by Borrower, regarding, among other things, the additional administrative agency fee payable to Administrative Agent in connection with the First Amendment to this Agreement, dated June 28, 2001.

                  2.7 Subparagraph (f) of the definition of "PERMITTED DEBT" in
Section 1.1 of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

                  (f) in addition to the Debt listed in subparagraphs (a), (b),
         (c), (d), and (e) of this definition: (i) Debt of Borrower or any Subsidiary owing to the Administrative Agent (or any Affiliate of the Administrative Agent) under or with respect to the credit facility provided by the Administrative Agent in its corporate capacity under the Foreign Credit Reimbursement Agreement of even date herewith (the "FOREIGN CREDIT DEBT"), which is listed in Schedule 4.21 as the $10 million multi-currency line of credit, and (ii) additional Debt (including, without limitation, purchase money indebtedness and secured trade payables and any Debt assumed by Borrower in connection with an Acquisition) of Borrower and its Subsidiaries not to exceed at any time an outstanding aggregate principal amount of such additional Debt equal to $20,000,000.00.

                  2.8 Subparagraph (d) of the definitions of "PERMITTED INVESTMENTS" in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

                  (d) investments listed on Schedule 4.21, together with investments up to an aggregate amount of $20,000,000.00, at any one time outstanding, in any Person (other than Borrower or a Subsidiary).

                  2.9 The following terms and definitions are added to and made a part of Section 1.1 of the Credit Agreement:

                  "CONSOLIDATED DOMESTIC ACCOUNTS RECEIVABLE" means all of Borrower's and its domestic Subsidiaries' now owned or hereafter acquired (a) domestic accounts receivable, domestic book debts and other forms of domestic obligations, whether arising out of goods sold or services rendered or from any other transaction; (b) rights in, to and under all domestic purchase orders or domestic receipts for goods or services; (c) rights to any goods represented or purported to be represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed, or repossessed goods); (d) moneys due or to become due to such Borrower or any of its domestic Subsidiaries under all domestic purchase orders and domestic contracts for the sale of goods or the performance of services or both by Borrower or that domestic Subsidiary, including the proceeds of the foregoing; (e) any notes, drafts, letters of credit, insurance proceeds or other instruments, documents and writings evidencing or supporting the foregoing; and (f) all collateral security and guarantees of any kind given by any other Person with respect to any of the foregoing.

                   "CONSOLIDATED DOMESTIC ACCOUNTS RECEIVABLE COVERAGE RATIO" means, as of the end of any fiscal quarter of Borrower, the ratio of
         (a) Consolidated Domestic Accounts Receivable at that time, to (b) the sum of the combined aggregate outstanding principal balances of the Revolving Loan Notes, plus the outstanding principal balance of the Swing Line Note, plus the Letter of Credit Exposure at that time, plus the outstanding obligations with respect to the Foreign Credit Debt.

                   "SECURITY AGREEMENT" means the Security Agreements made by the Borrower and the domestic Subsidiaries of the Borrower in favor of the Administrative Agent, in substantially the form of Exhibits K-1, and K-2 granting the Administrative Agent a security interest in, among other things, the accounts receivable of each such Person to secure the Credit Obligations, as may be modified, amended, and supplemented from time to time. References in this Agreement to a Subsidiary Security Agreement shall be to the Security Agreement set forth in Exhibit K-2.

                  2.10 Section 5.5 of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

                  Financial Covenants. The Administrative Agent shall determine compliance with the following financial covenants based upon the applicable Schedule of the most recent Compliance Certificate delivered to the Administrative Agent pursuant to Sections 5.2(a) or 5.2(b).

                  (a) Consolidated Net Worth. Borrower shall not permit its Consolidated Net Worth to be less than an amount equal to (i) $363,390,000.00, plus (ii) 50% of the cumulative quarterly Consolidated Net Income of the Borrower for each fiscal quarter of Borrower ending after December 31, 2000, and which the Borrower has positive consolidated net earnings for that fiscal quarter; plus (iii) 100% of the net proceeds received by Borrower after December 31, 2000, from any sale or issuance of any equity securities of, or any other additions to capital by, the Borrower or its Subsidiaries. Compliance with this paragraph (a) shall be determined based upon Schedule B of the applicable Compliance Certificate.

                  (b) Maximum Consolidated Funded Debt to Total Capitalization Ratio. Borrower shall not permit its Consolidated Funded Debt to Total Capitalization Ratio to be greater than.40 to 1.00. Compliance with this paragraph (b) shall be determined based upon Schedule B of the applicable Compliance Certificate.

                  (c) Maximum Consolidated Funded Debt to Consolidated EBITDA Ratio. As of the last day of each fiscal quarter of the Borrower, the Borrower shall not permit its Consolidated Funded Debt to Consolidated EBITDA Ratio to be greater than (i) 3.00 to 1.00 for any fiscal quarter ending prior to March 31, 2002, (ii) 2.50 to 1.00 for any fiscal quarter of Borrower ending on or after March 31, 2002, or prior to June 30, 2002, and (iii) 2.00 to 1.00 for any fiscal quarter of Borrower ending on or after June 30, 2002. Compliance with this paragraph (c) shall be determined based upon Schedule B of the applicable Compliance Certificate.

                  (d) Minimum Consolidated Fixed Charge Coverage Ratio. As of the last day of each fiscal quarter of the Borrower, the Borrower shall not permit its Consolidated Fixed Charge Coverage Ratio to be less than
         (i) 1.35 to 1.00 for any fiscal quarter of Borrower ending prior to March 31, 2002, (ii) 1.75 to 1.00 for any fiscal quarter of Borrower ending on or after March 31, 2002, and prior to June 30, 2002, and
         (iii) 2.00 to 1.00 for any fiscal quarter of Borrower ending on or after June 30, 2002. Compliance with this paragraph (e) shall be determined based upon Schedule B of the applicable Compliance Certificate.

                  (e) Minimum Consolidated Domestic Accounts Receivable Coverage Ratio. As of the last day of any fiscal quarter of Borrower, the Borrower shall not permit its Consolidated Domestic Accounts Receivable Coverage Ratio to be less than 1.25 to 1.00. Compliance with this paragraph (e) shall be determined based upon Schedule B of the applicable Compliance Certificate.

                  2.11 Section 5.7 of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

                  Liens; Negative Pledges. The Borrower and each domestic Subsidiary shall execute and deliver to the Administrative Agent a Subsidiary Security Agreement and all financing statements and related agreements and endorsements required by the Administrative Agent with respect to the Subsidiary Security Agreement. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, assume, incur, or suffer to exist any Lien on any of its real or personal property whether now owned or hereafter acquired, or assign any right to receive its income, except for Permitted Encumbrances. Further, Borrower shall not, and shall not permit any of its Subsidiaries to, agree with any other Person (directly or indirectly), in connection with Permitted Debt or otherwise, that it will not create, assume, incur, assume, or suffer to exist any Liens.

                  2.12 Section 5.10 of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

                  Distributions. Borrower shall not declare or pay Distributions in excess of $5,000,000.00 during any rolling four fiscal quarter period.

                  2.13 Section 6.1(e) of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

                  Material Debt Default.

                           (i) Any principal, interest, fees, or other amounts
                  due on any Debt of Borrower or any of its Subsidiaries (other than the Credit Obligations, but, including, without limitation, the Permitted Foreign Credit Debt) is not paid when due, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, and such failure is not cured within the applicable grace period, if any, and the aggregate amount of all Debt of such Persons so in default exceeds $1,000,000;

                           (ii) any other event shall occur or condition shall
                  exist under any agreement or instrument relating to any Debt of any such Person (other than the Credit Obligations, but, including, without limitation, the Permitted Foreign Credit
                  Debt) the effect of which is to accelerate or to permit the acceleration of the maturity of any such Debt, whether or not any such Debt is actually accelerated, and such event or condition shall not be cured within the applicable grace period, if any, and the aggregate amount of all Debt of such Persons so in default exceeds $1,000,000; and

                           (iii) any Debt of any such Person shall be declared
                  to be due and payable or required to be prepaid (other than by a regularly scheduled prepayment) prior to the stated maturity thereof, and the aggregate amount of all Debt of such Persons so accelerated exceeds $1,000,000.

                  2.14 Exhibit "G" to the Credit Agreement is deleted in its entirety and replaced with Exhibit "G" to this First Amendment.

                  2.15 Exhibits "K-1" and "K-2" to this First Amendment are added to and made a part of the Credit Agreement as Exhibits "K-1" and "K-2" thereof.

         3. Conditions Precedent. The obligations of Administrative Agent, the Swing Line Lender, the Issuing Bank, each Co-Agent, and the other Banks under this First Amendment, and the effectiveness of the amendments to the Credit Agreement set forth herein, are subject to the full, complete, and timely satisfaction of each of the following conditions precedent:

                  (a) The Administrative Agent shall have received and approved an executed original of this First Amendment, executed by authorized officers of Borrower and each domestic Subsidiary of Borrower and by the Majority Banks;

                  (b) The Administrative Agent shall have received and approved (subject to the terms of the Credit Agreement, as hereby amended) a fully executed counterpart of the Security Agreement and all related financing statements and related documents and instruments required by the Administrative Agent;

                  (c) Borrower shall have paid to each Bank executing this First Amendment an upfront fee equal to 0.25% of that Bank's Revolving Loan Commitment as independent consideration for that Bank's agreement to enter into this First Amendment and shall have reimbursed the Administrative Agent for all its reimbursable costs and expenses (including without limitation, attorneys' fees) incurred in connection with the preparation, negotiation, review, and execution of this First Amendment and the transaction described herein, and have paid the Administrative Agent for all other amounts then due and owing by Borrower to Banks and the Administrative Agent under the Credit Agreement, the Engagement Letter, and the Revolving Loan Notes; and

                  (d) The representations and warranties contained in Article 4 of the Credit Agreement shall be true and unbreached and no Event of Default shall have occurred and be then existing.

         4. Waiver. Borrower has failed to comply with the terms of Section 5.5(a) of the Credit Agreement (Consolidated Funded Debt to Consolidated EBITDA Ratio) for the period ending on March 31, 2001, and Section 5.5(d) of the Credit Agreement (Consolidated Fixed Charge Coverage Ratio) for the period ending on March 31, 2001. At the request of Borrower, upon the full and complete satisfaction of each condition listed in numerical Section 3 above, compliance by Borrower with the foregoing described covenants for the applicable period stated herein is waived. The waiver contained in this First Amendment is specifically limited to a waiver of the foregoing described covenants for the period stated herein and Borrower's failure to comply with such covenants during the period provided for in the first sentence shall not constitute an Event of Default or a Default. This waiver shall not constitute a waiver of either (a) any further violation of the foregoing described covenants (as amended hereby) beyond such periods, or (ii) any violation of any other provision of the Credit Agreement, or any

Event of Default thereunder, whether now existing or occurring after the date of this First Amendment, or (iii) of any right of Administrative Agent and each Bank to require strict compliance with the Credit Agreement, as hereby amended. Lender specifically reserves all of the rights and remedies they may have under the Credit Agreement or otherwise as the result of any violation or Event of Default (other than those waived herein). This First Amendment constitutes the only evidence of the waiver of compliance by Borrower with the above-described covenants.

         5. Joinder. Each domestic Subsidiary of Borrower joins in the execution and delivery of this First Amendment to (a) evidence that the Subsidiary Guaranty, Security Agreement, and other Credit Documents executed by each of them remain in full force and effect, and are not limited or impaired by the execution and delivery of this First Amendment, or the occurrence of any other event, and (ii) to join in and be bound by the releases and other agreements made in numerical Section 6 of this First Amendment.

         6. Release. Borrower and each of the domestic Subsidiaries on their own behalf and on behalf of their predecessors, successors and assigns (collectively, the "RELEASING PARTIES"), hereby acknowledge and stipulate that as of the date of this Agreement, none of the Releasing Parties has any claims or causes of action of any kind whatsoever against Administrative Agent or any Bank or any of their officers, directors, employees, agents, attorneys, or representatives, or against any of their respective predecessors, successors, or assigns. Each of the Releasing Parties hereby forever releases, remises, discharges and holds harmless Administrative Agent and each Lender and all of their officers, directors, employees, agents, attorneys and representatives, and all of their respective predecessors, successors, and assigns, from any and all claims, causes of action, demands, and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, known or unknown, which any of the Releasing Parties has or may acquire in the future relating in any way to any event, circumstance, action, or failure to act concerning the Credit Agreement, the other Credit Documents or the transactions contemplated therein from the beginning of time through the date of this First Amendment.

         7. NO CONTROL BY BANKS. BORROWER AGREES AND ACKNOWLEDGES THAT ALL OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY BORROWER IN THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, AND IN THE OTHER CREDIT DOCUMENTS ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS AMONG BORROWER, ADMINISTRATIVE AGENT, AND BANKS. THE ADMINISTRATIVE AGENT'S AND BANKS' RIGHTS AND REMEDIES PROVIDED FOR IN THE CREDIT AGREEMENT AND IN THE OTHER CREDIT DOCUMENTS ARE INTENDED TO PROVIDE THE ADMINISTRATIVE AGENT AND BANKS WITH A RIGHT TO MONITOR BORROWER'S ACTIVITIES AS THEY RELATE TO THE LOAN TRANSACTIONS PROVIDED FOR IN THE CREDIT AGREEMENT, WHICH RIGHT IS BASED ON THE ADMINISTRATIVE AGENT'S AND BANKS' VESTED INTEREST IN

BORROWER'S ABILITY TO PAY THE NOTES AND PERFORM THE OTHER OBLIGATIONS. NONE OF THE COVENANTS OR OTHER PROVISIONS CONTAINED IN THE CREDIT AGREEMENT SHALL, OR SHALL BE DEEMED TO, GIVE THE ADMINISTRATIVE AGENT OR ANY BANK THE RIGHT OR POWER TO EXERCISE CONTROL OVER, OR OTHERWISE IMPAIR, THE DAY-TO-DAY AFFAIRS, OPERATIONS, AND MANAGEMENT OF BORROWER.

         8. Lien Continuation: Miscellaneous. The liens granted in the Credit Documents are hereby ratified and confirmed as continuing to secure the payment of the Revolving Loan Notes. Nothing herein shall in any manner diminish, impair or extinguish the Revolving Loan Notes, as reissued in connection herewith. The liens granted in the Credit Documents are not waived. Borrower ratifies and acknowledges the Credit Documents as valid, subsisting, and enforceable and agrees that the indebtedness evidenced by the Revolving Loan Notes is just, due, owing and unpaid, and is subject to no offsets, deductions, credits, charges or claims of whatsoever kind or character, and further agrees that all offsets, credits, charges and claims of whatsoever kind or character are fully settled and satisfied.

         9. Representations and Warranties. Borrower certifies that the representations and warranties made by Borrower in Article 4 of the Credit Agreement are true and correct as of the date of this First Amendment (except with respect to the Events of Default described in numerical section 4 above).

         10. Miscellaneous.

             10.1 Preservation of the Credit Agreement. Except as specifically amended and modified by the terms of this First Amendment, all of the terms, provisions, covenants, warranties, and agreements contained in the Credit Agreement and in the other Credit Documents shall remain in full force and effect (any irreconcilable conflicts or inconsistencies between the terms of this First Amendment and the Credit Agreement, or any other Credit Document, shall be governed and controlled by this First Amendment).

             10.2 Counterparts. This First Amendment may be executed in two or more counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

             10.3 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

                                        BORROWER:
                                        --------

                                        EGL, INC.


                                        By: ___________________________________
                                                Douglas A. Seckel, Treasurer


                                        ADMINISTRATIVE AGENT:

                                        BANK OF AMERICA, N.A., as
                                        Administrative Agent


                                        By: ___________________________________
                                                David A. Johanson,
                                                Vice President


                                        CO-AGENTS:

                                        SOUTHTRUST BANK


                                        By: ___________________________________
                                                John E. Elam, Jr.,
                                                Group Vice President

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.

                                        By: ___________________________________
                                                Joey Powell, Banking Officer

                                        By: ___________________________________
                                                John Mearns,
                                                Vice President and Manager

                                        BANKS:

                                        BANK OF AMERICA, N.A.


                                        By: ___________________________________
                                                William B. Borus,
                                                Senior Vice President



                                        SOUTHTRUST BANK


                                        By: ___________________________________
                                                John E. Elam, Jr.,
                                                Group Vice President

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.

                                        By: ___________________________________
                                                Joey Powell, Banking Officer

                                        By: ___________________________________
                                                John Mearns,
                                                Vice President and Manager


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: ___________________________________
                                                Attila Koc,
                                                Senior Vice President

                                        BNP PARIBAS

                                        By: ___________________________________
                                                Angela Bentley,
                                                Associate

                                        THE NORTHERN TRUST COMPANY


                                        By: ___________________________________
                                                Fred W. McClendon,
                                                Vice President

                                        WELLS FARGO BANK TEXAS,
                                        NATIONAL ASSOCIATION

                                        By: ___________________________________
                                                Patricia F. Taylor,
                                                Vice President

                                        BANK HAPOALIM B.M.


                                        By: ___________________________________
                                                Thomas J. Hepperle,
                                                Vice President

                                        By: ___________________________________
                                                Michael J. Byrne,
                                                Vice President and
                                                Senior Lending Officer

                                        SUBSIDIARIES:

                                        EGL EAGLE GLOBAL LOGISTICS, LP, a
                                        Delaware limited partnership

                                        By: EGL MANAGEMENT, LLC , a  Delaware
                                            limited liability company,
                                            its general partner

                                            By: _______________________________

                                            Name: _____________________________

                                            Title: ____________________________


                                        EGL DELAWARE LIMITED LIABILITY
                                        COMPANY, a Delaware limited liability
                                        company

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________


                                        EGL Management, LLC, a Delaware limited
                                        liability company

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________



                                        EGL (Canada) HOLDING CO., a Delaware
                                        corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________

                                        EAGLE MARITIME SERVICES, INC., a Texas
                                        corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________


                                        EAGLE USA IMPORT BROKERS, INC., a Texas
                                        corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________


                                        EAGLE URBAN RENEWAL CORPORATION,
                                        a New Jersey Urban Renewal Entity

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________


                                        EAGLE INTERNATIONAL HOLDINGS, INC., a
                                        Delaware corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________


                                        EAGLE PARTNERS, a Texas general
                                        partnership

                                        By: EUSA HOLDINGS, INC., a Delaware
                                            corporation, Managing Partner

                                            By: _______________________________

                                            Name: _____________________________

                                            Title: ____________________________

                                        EAGLE PARTNERS, LP, a Texas limited
                                        partnership

                                        By: EUSA Holdings, Inc., its general
                                            partner

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________


                                        EUSA PARTNERS, INC., a Delaware
                                        corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________


                                        CIRCLE INTERNATIONAL, INC., a Delaware
                                        corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________


                                        CIRCLE INTERNATIONAL GROUP, INC., a
                                        Delaware corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________


                                        EUSA HOLDINGS, INC., a Delaware
                                        corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________

                                                   Address: 15350 Vickery Drive
                                                   Houston, Texas 77032

                                   EXHIBIT "G"

                                JOINDER AGREEMENT
                                 ([Subsidiary])

                  [Subsidiary], a corporation (the "SUBSIDIARY"), hereby agrees with (a) Bank of America, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT"), under the Credit Agreement dated as of January 5, 2001, among EGL, Inc., a Texas corporation, the financial institutions parties thereto, and the Administrative Agent (as modified from time to time, the "CREDIT AGREEMENT," the capitalized terms of which are used herein unless otherwise defined herein), and
(b) the other parties to the Guaranty dated as of January 5, 2001, and the Subsidiary Security Agreement dated as of ___________, 2001, each executed in connection with the Credit Agreement, as follows:

                  In accordance with Sections 5.19 and 5.21, of the Credit Agreement as applicable, the Subsidiary hereby (a) joins the Guaranty and the Subsidiary Security Agreement as a party thereto and assumes all the obligations of a Guarantor (as defined in the Guaranty) under the Guaranty and a Debtor (as defined in the Security Agreement) under the Subsidiary Security Agreement, (b) agrees to be bound by the provisions of the Guaranty and the Subsidiary Security Agreement as if the Subsidiary had been an original party to the Guaranty and the Subsidiary Security Agreement, and (c) confirms that, after joining the Guaranty and the Subsidiary Security Agreement as set forth above, the representations and warranties set forth in the Credit Agreement, the Guaranty, and the Subsidiary Security Agreement, with respect to the Subsidiary are true and correct in all material respects as of the date of this Joinder Agreement. In connection with the foregoing, the Subsidiary has and does hereby grant a security interest in and to its Collateral (as that term is defined in the Subsidiary Security Agreement), which is hereby made a part thereof, as security for the obligations secured by the Subsidiary Security Agreement.

                  For purposes of notices under the Guaranty and under the Security Agreement, the notice address for the Subsidiary is as follows:

                  _____________________________________

                  _____________________________________

                  _____________________________________

                  Attention: __________________________

                  Telephone: (___)_____________________

                  Telecopy:  (___)_____________________


                  Schedule I to the Security Agreement is supplemented with the information regarding the Subsidiary set forth on Schedule I (Security Agreement) to this Joinder Agreement.

                  THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                  IN WITNESS WHEREOF this Joinder Agreement is executed and delivered as of the ______ day of _______________________________.


                                             [SUBSIDIARY]


                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________

                                   EXHIBIT K-1

                           BORROWER SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT is made and entered into as of the ____ day of __________, 2001, by EGL, INC., a Texas corporation ("Debtor"), whose address is 15350 Vickery Drive, Houston, Texas 77032, in favor of BANK OF AMERICA, N.A., whose address is 700 Louisiana, P.O. Box 2518, Houston, Harris County, Texas 77252-2518, in its capacity as Administrative Agent, Swing Line Lender, and Issuing Bank under the hereinafter defined Loan Agreement, and each Bank from time to time party to such Loan Agreement.

                                   WITNESSETH:

                  WHEREAS, pursuant to a Credit Agreement (as may be modified and amended from time to time, the "Loan Agreement") dated January 5, 2001, by and among Debtor, the Administrative Agent, the Issuing Bank, the Swing Line Lender, and the Banks from time to time a party to the Loan Agreement, the Banks have agreed to extend credit to the Debtor; and

         WHEREAS, it is a condition precedent to the obligation of the Banks to extend credit to the Debtor under the Loan Agreement that the Debtor shall have executed and delivered this Security Agreement to the Administrative Agent as the Secured Party for the ratable benefit of the Banks.

         NOW, THEREFORE, for and in consideration of the premises and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees with Banks as follows:

                            ARTICLE 1 - GENERAL TERMS

         Section 1.1 Terms Defined Above. As used in this Security Agreement, the terms "Loan Agreement" and "Debtor" shall have the respective meanings indicated above.

         Section 1.2 Terms Defined in Loan Agreement. Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Loan Agreement (regardless of whether or not specific reference is made to the Loan Agreement).

         Section 1.3 Certain Definitions. As used in this Security Agreement, the following terms shall have the following meanings unless the context otherwise requires:

                  "ACCOUNTS RECEIVABLE" shall mean all accounts under and as defined in the UCC, including, without limitation, accounts receivables, health care receivables, book debts and other forms of obligations,





                                     K-1-1
         whether arising out of goods sold or services rendered or from any other transaction; (b) rights in, to and under all purchase orders or receipts for goods or services; (c) rights to any goods represented or purported to be represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed, or repossessed goods); (d) moneys due or to become due to Debtor under all purchase orders and contracts for the sale of goods or the performance of services or both by Debtor (whether or not yet earned by performance of the part of by Debtor), including the proceeds of the foregoing; (e) any notes, drafts, letters of credit, insurance proceeds or other instruments, documents and writings evidencing or supporting the foregoing; and (f) all collateral security and guarantees of any kind given by any other person with respect to any of the foregoing.

                  "CHATTEL PAPER" shall mean all chattel paper (as such term is defined in the UCC) of Debtor, including, without limitation, equipment leases and conditional rate agreements.

                  "COLLATERAL" shall have the meaning set forth in Section 2.1 hereof.

                  "DEPOSIT ACCOUNTS" shall mean all deposit accounts (as such term is defined in the UCC) of Debtor which are located at any Bank (or any affiliate of any Bank).

                  "DOCUMENTS" shall mean all documents (as such term is defined in the UCC) of Debtor, including, without limitation, documents of title, warehouse receipts, and bills of lading.

                  "EVENT OF DEFAULT" shall have the meaning assigned to such term in the Loan Agreement.

                  "GENERAL INTANGIBLES" shall mean all general intangibles (as such term is defined in the UCC) of Debtor, including, without limitation, the right to use rights to the payment of money, trademarks, copyrights, patents, contracts, licenses, and franchises (excluding contracts, licenses, and franchises which prohibit the assignment or grant of a security interest by Debtor), limited and general partnership interests and joint venture interests, federal income tax refunds, trade names, distributions on certificated securities and uncertificated securities, computer programs and other computer software, inventions, designs, trade secrets, goodwill, proprietary rights, customer lists, supplier contracts, sale orders, correspondence, advertising materials, payments due in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property, reversionary interests in pension and profit-sharing plans, and reversionary, beneficial, and residual interests in trusts, credits with and other claims against any person, together with any collateral for any of the



                                     K-1-2
         foregoing and the rights under any security agreement granting a security interest in such collateral.

                  "INSTRUMENTS" shall mean all instruments (as such term is defined in the UCC) of Debtor, including, without limitation, promissory notes.

                  "RELATED RIGHTS" shall mean all Chattel Paper, Documents, General Intangibles, and/or Instruments relating to the Accounts and Inventory, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to the Accounts and Inventory, or any such Chattel Papers, Documents, General Intangibles, and/or Instruments.

                  "SECURED PARTY" shall mean Bank of America N.A., in its capacity as Administrative Agent under the Loan Agreement.

                  "SECURITY AGREEMENT" shall mean this Security Agreement, as the same may be amended, modified, restated, or supplemented from time to time.

                  "SUPPORTING OBLIGATIONS" shall have the meaning set forth in the UCC for that term.

                  "TRANSFER" shall have the meaning set forth in Section 4.1.

                  "UCC" shall mean the Uniform Commercial Code in effect at any time in the State of Texas.

         Section 1.4 Terms Defined in UCC. All terms used herein which are defined in the UCC shall have the same meaning herein unless the context otherwise requires.

                          ARTICLE 2 - SECURITY INTEREST

         Section 2.1 Grant of Security Interest. Debtor, for value received, the receipt and sufficiency of which are hereby acknowledged, and to induce each Bank to extend credit to Debtor, hereby pledges, assigns, conveys, transfers, and grants to Secured Party, for the ratable benefit of Banks, a first security interest in, general lien upon, and right of set-off against the following described personal property of Debtor, whether now owned or existing or hereafter acquired or arising and wherever located (the "Collateral"):

                  (a) all of Debtor's Accounts, Deposit Accounts, and all Related Rights; and

                  (b) all Supporting Obligations, proceeds, cash proceeds, cash equivalents, products, replacements, additions and improvements to, substitutions for, and accessions of any and all property described in Subsection



                                     K-1-3

         (a) of this Section 2.1.

         Section 2.2 Obligations Secured. The security interest in, general lien upon, and right of set-off against the Collateral is granted to secure the performance of all obligations of (a) Debtor to pay and perform all Credit Obligations (as such term is defined in the Loan Agreement, which shall include all Interest Hedge Agreements), (b) of Debtor (or any Subsidiary) under the Foreign Credit Reimbursement Agreement of even date herewith, between the Debtor and the Administrative Agent, and (d) any of the foregoing that arises after the filing of a petition by or against Debtor under the Bankruptcy Code, even if the Obligations do not accrue because of the automatic stay under Bankruptcy Code ss. 362 or otherwise (clauses (a), and (b) collectively, the "SECURED OBLIGATIONS").

                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

         Section 3.1 Representations and Warranties. In order to induce Banks to enter into the Loan Agreement and to extend credit to Debtor, Debtor hereby confirms and warrants to Secured Party (which representations and warranties will survive the execution of this Security Agreement) that this Security Agreement creates a valid and binding first priority security interest in the Collateral securing the Secured Obligations, except for Permitted Encumbrances. The execution and delivery of this Security Agreement has benefitted each Debtor directly and indirectly, and has not rendered any Debtor insolvent or so undercapitalized that it is unable to pay its debts as they become due.

                      ARTICLE 4 - COVENANTS AND AGREEMENTS

         Debtor will at all times comply with the covenants contained in this
Article 4 from the date hereof and for so long as any part of the Secured Obligations is outstanding.

         Section 4.1 Title; Prohibited Liens and Filings. Debtor agrees to protect the title to the Collateral and to defend the same against all claims and demands of all persons or entities claiming any interest therein adverse to Secured Party. Debtor will not pledge, mortgage, encumber, create, or suffer a lien to exist on any of the Collateral, or sell, assign, lend, rent, lease, or otherwise transfer or dispose of (collectively called "TRANSFER") any of the Collateral to or in favor of any person or entity, except as provided for in the Loan Agreement and this Security Agreement. Debtor will not file or execute or permit to be filed or recorded any financing statement or other security instrument with respect to the Collateral other than in favor of Secured Party or in connection with a Permitted Encumbrance.

         Section 4.2 Section 4.2 Possession of Collateral. Secured Party, for the ratable benefit of Banks, shall be deemed to have possession of any of the tangible Collateral in transit to it or set apart for it. Otherwise the tangible Collateral shall remain in Debtor's constructive possession and control at all times, at Debtor's risk of loss, and shall, unless in transit or rolling stock, be kept at the locations represented in the Loan



                                     K-1-4

Agreement or as otherwise disclosed to Secured Party in accordance with the terms of the Loan Agreement.

         Section 4.3 Filings by Secured Party Authorized. Debtor hereby authorizes Secured Party to file financing statements, without the signature of Debtor, describing the Collateral or any other property of Debtor.

         Section 4.4 Filing Reproductions. At the option of Secured Party, a photocopy or other reproduction of this Security Agreement or of a financing statement covering the Collateral shall be sufficient and may be filed as a financing statement.

         Section 4.5 Delivery of Information. Debtor will promptly transmit to Secured Party, for the ratable benefit of Banks, all information that Debtor may have or receive with respect to the Collateral which might in any way materially affect Bank's rights or remedies with respect to the Collateral.

         Section 4.6 Financing Statement Filings; Notifications. Debtor recognizes that financing statements pertaining to the Collateral have been or will be filed in all jurisdictions necessary to perfect the security interests granted hereby. Debtor will promptly notify Secured Party of any condition or event that may change the proper location for the filing of any financing statements or other public notice or recordings for the purpose of perfecting a security interest in the Collateral. Without limiting the generality of the foregoing, Debtor will: (a) notify Secured Party within a reasonable period of time in advance of any change to a jurisdiction other than as represented in the Loan Agreement, (i) in the location of Debtor's place of business or its state of organization, (ii) in the location of the office where Debtor keeps its records concerning the original of all the Related Rights, (iii) in the "location" of Debtor within the meaning of Section 9-103(c) of the UCC, or (iv) in the location where any tangible Collateral is located; and (b) promptly notify Secured Party of any change in Debtor's name or in any assumed name used by Debtor. In any notice furnished pursuant to this Section, Debtor will expressly state that the notice is required by this Security Agreement and contains facts that will or may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's and Bank's security interest in the Collateral.

         Section 4.7 Control. Subject to the terms of the Loan Agreement, Debtor will cooperate with Secured Party in obtaining control, for purposes of the UCC, with respect to all Deposit Accounts and other applicable Collateral.

         Section 4.8 Limitations on Obligations Concerning Maintenance of Collateral. Debtor agrees that its has the risk of loss with respect to the Collateral, and the Secured Party has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.



                                     K-1-5

         Section 4.9 No Disposition of Collateral. Neither the Administrative Assistant nor any Bank authorizes, and Debtor agrees not to (except in the ordinary course of business):

                  (a) Make any sales or leases of the Collateral;

                  (b) License any of the Collateral; and

                  (c) Grant any other security interest in any of the Collateral (except as provided herein).

                    ARTICLE 5 - RIGHTS, REMEDIES AND DEFAULT

         Section 5.1 Rights and Remedies With Respect to Collateral. Upon the happening and during the continuance of any Event of Default, Banks, acting through the Secured Party, are hereby fully authorized and empowered (without the necessity of any further consent or authorization from Debtor) and the right is expressly granted to Banks, and Debtor hereby appoints and makes Secured Party, for the ratable benefit of Banks, as Debtor's true and lawful attorney-in-fact and agent for Debtor and in Debtor's name, place, and stead with full power of substitution, in Secured Party's and Bank's name or Debtor's name or otherwise, for the ratable benefit of Banks, but at Debtor's cost and expense, to exercise, without notice, all or any of the following powers at any time with respect to all or any of the Collateral: (a) notify account debtors or the obligors on the Related Rights to make and deliver payment and/or provide performance directly to Secured Party, for the ratable benefit of Banks; (b) demand, sue for, collect, receive, and give acquittance for any and all moneys due or to become due by virtue of the Collateral, and otherwise deal with proceeds; (c) receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper and Related Rights taken or received by Secured Party, for the ratable benefit of Banks in connection therewith; (d) settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto; (e) deal in or with the Collateral as fully and effectively as if Secured Party, for the ratable benefit of Banks were the absolute owner thereof; and (f) extend or alter the time or manner of payment or performance of any or all thereof, grant waivers and make any allowance or other adjustment with reference thereto; provided, however, Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under or the depreciation in value of, any Collateral. Debtor hereby irrevocably authorizes and directs each person or entity who shall be a party to or liable for the performance or payment of any of the Related Rights, upon receipt of written notice from Secured Party to pay or otherwise perform or accept performance of the obligations under the Related Rights to, with or for Secured Party, for the ratable benefit of Banks directly, and to continue to do so until otherwise notified by Secured Party. Each such person or entity shall have no duty to inquire or investigate as to whether an Event of Default shall have actually occurred or whether this Security Agreement shall have terminated, and no such person or entity



                                     K-1-6
shall be liable to Debtor or its successors or assigns for acting in reliance on Secured Party's notification as provided in this Section.

         Section 5.2 Additional Default Remedies. Without limiting any of the above powers or the provisions of the Loan Agreement, to the extent permitted by applicable law, Secured Party, for the ratable benefit of Banks may, upon the happening and during the continuance of any Event of Default, apply, set-off, collect, sell in one or more sales, lease, or otherwise transfer any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Secured Party may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any brokers' board or securities exchange, either for cash or upon credit or for future delivery, at such price as Secured Party may deem fair, and Secured Party, for the ratable benefit of Banks, may be the purchaser of any or all of the Collateral so sold and may hold the same thereafter in its own right, free from any claim of Debtor or right of redemption. No such purchase or holding by Secured Party, for the ratable benefit of Banks, shall be deemed a retention by Secured Party, for the ratable benefit of Banks in satisfaction of the Secured Obligations. If, notwithstanding the foregoing provisions, any applicable provision of the UCC or other applicable law requires Secured Party to give reasonable notice of any such sale or disposition or other action, and reasonable notice is not defined in such law, Debtor hereby agrees that ten (10) days prior written notice shall constitute reasonable notice. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party. Any sale hereunder may be conducted by an auctioneer or any officer or agent of Secured Party. After the occurrence and during the continuance of an Event of Default, Secured Party, for the ratable benefit of Banks, shall have the right to take possession of any or all of the Collateral and to take possession of all books, records, documents, information, agreements, and other property of Debtor or in Debtor's possession or control relating to the Collateral, and for such purpose may enter upon any premises upon which any of the Collateral or any of such books, records, information, agreements or other property are situated and remove the same therefrom without any liability for trespass or damages occasioned thereby.

         Section 5.3 Proceeds. After the happening and during the continuance of any Event of Default, the proceeds of any sale or other transfer of the Collateral and all sums received or collected by Secured Party from or on account of the Collateral shall be applied by Secured Party in the manner set forth in ss.9.504 of the UCC (unless otherwise required by the Loan Agreement or any other applicable law). In connection with the exercise of Secured Party's rights hereunder, Debtor hereby grants to Secured Party, after the happening and during the continuance of an Event of Default, the right to receive, change the address for delivery, open, and dispose of mail addressed to Debtor, and to execute, assign and endorse negotiable and other instruments, documents or other evidence of payment, shipment, storage, or transfer for any form of Collateral on behalf of and in the name of Debtor to the extent any such action is reasonably necessary to collect proceeds of the Collateral.



                                     K-1-7

         Section 5.4 Deficiency. Debtor shall remain liable to Banks for any unpaid Secured Obligations, advances, costs, charges, and expenses incurred by Secured Party in connection herewith, together with interest thereon, and shall pay the same immediately to Secured Party at Secured Party's offices.

         Section 5.5 Secured Party's Duties. The powers conferred upon Secured Party, on behalf of Banks, by this Security Agreement are solely to protect Banks' interest in the Collateral, and shall not impose any duty upon Secured Party, on behalf of Banks, to exercise any such powers. Secured Party, on behalf of Banks, shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Secured Obligations, except as specifically provided in this Security Agreement and the Loan Agreement or as required by applicable law, or to take any steps necessary to preserve any rights against prior parties. Neither Secured Party nor the Banks shall be liable for failure to collect or realize upon the Collateral, or for any delay in so doing, nor shall Secured Party or the Banks be under any duty to take any action whatsoever with regard thereto. Secured Party shall use reasonable care in the custody and preservation of any Collateral in its possession but need not take any steps to keep the Collateral identifiable. Secured Party shall have no duty to comply with any recording, filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Secured Party's or Banks' respective rights in, any of the Collateral.

         Section 5.6 Secured Party's Actions. Debtor waives (i) any right to require Secured Party, for and on behalf of the Banks, to proceed against any person or entity, exhaust any Collateral, or have any person or entity joined with Debtor in any suit arising out of the Secured Obligations or this Security Agreement or pursue any other remedy in Secured Party's or Banks' power; (ii) any and all notice of acceptance of this Security Agreement or of creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations from time to time; and (iii) any defense arising by reason of any disability or other such defense. All dealings between Debtor and Secured Party and Banks, whether or not in connection with the Secured Obligations, shall conclusively be presumed to have been had or consummated in reliance upon this Security Agreement and the Loan Agreement. Until all the Secured Obligations shall have been paid in full, Debtor shall have no right to subrogation, and Debtor waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Secured Party, for and on behalf of the Banks. Debtor authorizes Secured Party, for and on behalf of the Banks, without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Secured Obligations, from time to time to (a) take and hold any other property as collateral, other than the Collateral, as security for any or all of the Secured Obligations, and exchange, enforce, waive and release any or all of the Collateral or such other property; (b) after the occurrence and during the continuance of an Event of Default, apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party, in its discretion, may



                                     K-1-8
determine; (c) renew, extend for any period, accelerate, modify, compromise, settle, or release the obligation of any person or entity with respect to any or all of the Secured Obligations or the Collateral; and (d) waive, enforce, modify, amend, or supplement any of the provisions of the Credit Documents (other than this Security Agreement).

         Section 5.7 Cumulative Security. The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the Secured Obligations. No security taken hereafter as security for the Secured Obligations shall impair in any manner or affect this Security Agreement. All such present and future additional security is to be considered as cumulative security.

         Section 5.8 Continuing Agreement. This is a continuing agreement, and the grant of a security interest hereunder shall remain in full force and effect. All the rights of Secured Party and Banks hereunder shall continue to exist until the Secured Obligations are paid and the Revolving Credit Commitments are terminated; and upon the full satisfaction of the foregoing, Secured Party, for and on behalf of the Banks, upon request of Debtor, shall execute a written termination statement reassigning to Debtor, without recourse, the Collateral and all rights conveyed hereby and returning possession of the Collateral, if applicable, to Debtor. Otherwise this Security Agreement shall continue irrespective of the fact that the liability of Debtor or any other person or entity may have ceased, or irrespective of the validity or enforceability of any note or any other loan document to which Debtor or any other person or entity may be a party, and notwithstanding the reorganization or bankruptcy of Debtor or any other person or entity, or any other event or proceeding affecting Debtor or any other person or entity. Rights Under Uniform Commercial Code. Regardless of whether the Uniform Commercial Code is in effect in the jurisdiction where such rights under this Security Agreement are asserted, Secured Party, for the ratable benefit of Banks, shall have the rights, powers and remedies of a secured party under the UCC or any similar law in any other jurisdiction whose laws are applicable. Secured Party and Banks may exercise their right of set-off with respect to the Secured Obligations as provided for in the Loan Agreement, as if the Secured Obligations were unsecured.

         Section 5.9 Exercise of Rights, Etc. Time shall be of the essence for the performance of any act under this Security Agreement or the Secured Obligations by Debtor, but neither Secured Party's or any Bank's acceptance of partial or delinquent payments nor any forbearance, failure or delay by Secured Party in exercising any right shall be deemed a waiver of any obligation of Debtor or of any right of Secured Party, for the ratable benefit of Banks, or preclude any other or further exercise thereof; and no single or partial exercise of any right shall preclude any other or further exercise thereof, or the exercise of any other right.

         Section 5.10 Remedy and Waiver. Secured Party may remedy any Event of Default and may waive any Event of Default (with the consent of the Majority Banks) without waiving the Event of Default remedied or waiving any prior or subsequent Event of Default.



                                     K-1-9

         Section 5.11 Non-Judicial Remedies. To the fullest extent permitted by law, Secured Party, for the ratable benefit of Banks, may enforce its rights hereunder without prior judicial process or judicial hearing, and Debtor expressly waives, renounces, and knowingly relinquishes any and all legal rights which might otherwise require Secured Party, for the ratable benefit of Banks, to enforce their rights by judicial process. In so providing for non-judicial remedies, Debtor recognizes that such remedies are consistent with the usage of the trade, are responsive to commercial necessity and are the result of bargain at arm's length. Nothing herein is intended to prevent Secured Party, Banks or Debtor from resorting to judicial process at either party's option.

         Section 5.12 Assignment of Secured Party's Duties. Secured Party's duties and rights hereunder may be assigned and transferred from time to time to another Bank or other Person in accordance with the terms of the Loan Agreement, in which case, such transferee shall have the rights and duties of Secured Party under this Security Agreement.

         Section 5.13 Compliance With Other Laws. Administrative Agent and each Bank may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

                            ARTICLE 6 - MISCELLANEOUS

         Section 6.1 Preservation of Liability. Neither this Security Agreement nor the exercise by Secured Party, for the ratable benefit of Banks, of (or the failure to so exercise) any right conferred herein or by law shall be construed as relieving any person or entity liable on the Secured Obligations from liability on the Obligations and for any deficiency thereon.

         Section 6.2 Survival of Agreements. All representations and warranties of Debtor herein, and all covenants and agreements herein not fully performed before the effective date of this Security Agreement, shall survive such date.

         Section 6.3 Notice. Except as otherwise provided herein, all notices, demands, requests, and communications permitted or required under this Agreement shall be delivered in the time and manner as required by the Loan Agreement.

         Section 6.4 Amendment and Waiver. This Security Agreement may not be amended nor may any of its terms be waived except in writing duly signed by the party against whom enforcement of the amendment or waiver is sought.

         Section 6.5 Invalidity. If any provision of this Security Agreement is rendered or declared illegal, invalid, or unenforceable by reason of any existing or subsequently enacted legislation or by a judicial decision that has become final, all of the remaining provisions shall remain in full force and effect.



                                     K-1-10

         Section 6.6 Successors and Assigns. The covenants, representations, warranties, and agreements herein set forth shall be binding upon Debtor and shall inure to the benefit of Secured Party, for the ratable benefit of Banks, and their heirs, legal representatives, successors, and assigns.

         Section 6.7 Conflicting Provisions. To the extent any irreconcilable conflicts or inconsistencies exist between the terms of this Security Agreement and the Loan Agreement, the terms of the Loan Agreement shall govern and control.

         Section 6.8 CONSTRUCTION. THIS SECURITY AGREEMENT HAS BEEN MADE IN AND THE SECURITY INTEREST GRANTED HEREBY IS GRANTED IN, AND EACH SHALL BE GOVERNED BY THE LAWS OF, THE STATE OF TEXAS (EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION GOVERN THE PERFECTION, PRIORITY, OR FORECLOSURE OF THE SECURITY INTEREST GRANTED HEREBY) AND OF THE UNITED STATES OF AMERICA, AS APPLICABLE, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, ENFORCEMENT, AND PERFORMANCE.

         Section 6.9 ENTIRE AGREEMENT. THIS SECURITY AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS SECURITY AGREEMENT AND THE OTHER WRITTEN CREDIT DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



                                     K-1-11

                  IN WITNESS HEREOF, Debtor and Secured Party have caused this instrument to be duly executed as of the date first above written.

                                        DEBTOR:

                                        EGL, INC.


                                        By: ___________________________________
                                                Douglas A. Seckel, Treasurer



ACKNOWLEDGED AND AGREED
TO BY SECURED PARTY:

BANK OF AMERICA, N.A.,
as Administrative Agent on behalf
of itself and each of the other Banks

By: _____________________________________
        David A. Johanson,
        Vice President




                                     K-1-12

                                   EXHIBIT K-2

                          SUBSIDIARY SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT is made and entered into as of the _____ day of __________, 2001, by each of the undersigned companies (collectively, "DEBTORS", whether one or more, each a "DEBTOR"), each whose address for purposes of this financing statement is 15350 Vickery Drive, Houston, Texas 77032, in favor of BANK OF AMERICA, N.A., whose address is 700 Louisiana, P.O. Box 2518, Houston, Harris County, Texas 77252-2518, in its capacity as Administrative Agent, Swing Line Lender, and Issuing Bank under the hereinafter defined Loan Agreement, and each Bank from time to time party to such Loan Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, pursuant to a Credit Agreement (as modified and amended from time to time, the "LOAN AGREEMENT") dated July 5, 2001, by and among EGL, INC., a Texas corporation ("BORROWER"), the Administrative Agent, the Issuing Bank, the Swing Line Lender, and the Banks from time to time a party to the Loan Agreement, the Banks have agreed to extend credit to the Borrower; and

                  WHEREAS, it is a condition precedent to the obligation of the Banks to extend credit to the Borrower under the Loan Agreement that the Debtors shall have executed and delivered this Security Agreement to the Administrative Agent as Secured Party for the ratable benefit of the Banks.

                  NOW, THEREFORE, for and in consideration of the premises and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Debtor hereby agrees with Banks as follows:

                            ARTICLE 1 - GENERAL TERMS

         Section 1.1 Terms Defined Above. As used in this Security Agreement, the terms "BORROWER," "LOAN AGREEMENT" and "DEBTOR" and shall have the respective meanings indicated above.

         Section 1.2 Terms Defined in Loan Agreement. Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Loan Agreement (regardless of whether or not specific reference is made to the Loan Agreement).

         Section 1.3 Certain Definitions. As used in this Security Agreement, the following terms shall have the following meanings unless the context otherwise requires:

                  "ACCOUNTS RECEIVABLE" shall mean all accounts under and as defined in the UCC, including, without limitation, accounts receivables,



                                     K-2-1
         health care receivables, book debts and other forms of obligations, whether arising out of goods sold or services rendered or from any other transaction; (b) rights in, to and under all purchase orders or receipts for goods or services; (c) rights to any goods represented or purported to be represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed, or repossessed goods); (d) moneys due or to become due to Debtor under all purchase orders and contracts for the sale of goods or the performance of services or both by Debtor (whether or not yet earned by performance of the part of by Debtor), including the proceeds of the foregoing; (e) any notes, drafts, letters of credit, insurance proceeds or other instruments, documents and writings evidencing or supporting the foregoing; and (f) all collateral security and guarantees of any kind given by any other person with respect to any of the foregoing.

                  "CHATTEL PAPER" shall mean all chattel paper (as such term is defined in the UCC) of a Debtor, including, without limitation, equipment leases and conditional rate agreements.

                  "COLLATERAL" shall have the meaning set forth in Section 2.1 hereof.

                  "DEPOSIT ACCOUNTS" shall mean all deposit accounts (as such term is defined in the UCC) of Debtor which are located at any Bank (or any affiliate of any Bank).

                  "DOCUMENTS" shall mean all documents (as such term is defined in the UCC) of a Debtor, including, without limitation, documents of title, warehouse receipts, and bills of lading.

                  "EVENT OF DEFAULT" shall have the meaning assigned to such term in the Loan Agreement.

                  "GENERAL INTANGIBLES" shall mean all general intangibles (as such term is defined in the UCC) of a Debtor, including, without limitation, the right to use rights to the payment of money, trademarks, copyrights, patents, contracts, licenses, and franchises (excluding contracts, licenses, and franchises which prohibit the assignment or grant of a security interest by a Debtor), limited and general partnership interests and joint venture interests, federal income tax refunds, trade names, distributions on certificated securities and uncertificated securities, computer programs and other computer software, inventions, designs, trade secrets, goodwill, proprietary rights, customer lists, supplier contracts, sale orders, correspondence, advertising materials, payments due in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property, reversionary interests in pension and profit-sharing plans, and reversionary, beneficial, and residual interests in trusts, credits with and



                                     K-2-2
         other claims against any person, together with any collateral for any of the foregoing and the rights under any security agreement granting a security interest in such collateral.

                  "INSTRUMENTS" shall mean all instruments (as such term is defined in the UCC) of any Debtor, including, without limitation promissory notes.

                  "PERMITTED ENCUMBRANCE" shall have the meaning assigned to such term in the Loan Agreement.

                  "RELATED RIGHTS" shall mean all Chattel Paper, Documents, General Intangibles, and/or Instruments relating to the Accounts and Deposit Accounts, and all rights now or hereafter existing in and to all security agreements, leases, and other con-tracts securing or otherwise relating to the Accounts and Deposit Accounts, or any such Chattel Papers, Documents, General Intangibles, and/or Instruments.

                  "SECURED PARTY" shall mean Bank of America, in its capacity as Administrative Agent under the Loan Agreement.

                  "SECURITY AGREEMENT" shall mean this Security Agreement, as the same may be amended, modified, restated, or supplemented from time to time.

                  "SUPPORTING OBLIGATIONS" shall have the meaning set forth in the UCC for that term.

                  "TRANSFER" shall have the meaning set forth in Section 4.1.

                  "UCC" shall mean the Uniform Commercial Code in effect at any time and from time to time in the State of Texas.

         Section 1.4 Terms Defined in UCC. All terms used herein which are defined in the UCC shall have the same meaning herein unless the context otherwise requires.

                          ARTICLE 2 - SECURITY INTEREST

         Section 2.1 Grant of Security Interest. Each Debtor, for value received, the receipt and sufficiency of which are hereby acknowledged, and to induce each Bank to extend credit to Borrower, hereby pledges, assigns, conveys, transfers, and grants to Secured Party, for the ratable benefit of Banks, a first security interest in, general lien upon, and right of set-off against the following described personal property of that Debtor, whether now owned or existing or hereafter acquired or arising and wherever located (the "COLLATERAL"):

                  (a) all of each Debtor's Accounts, Deposit Accounts, and all Related Rights; and




                                     K-2-3

                  (b) all supporting obligations and all proceeds, cash proceeds, cash equivalents, products, replacements, additions and improvements to, substitutions for, and accessions of any and all property described in Subsection (a) of this Section 2.1.

         Section 2.2 Obligations Secured. The security interest in, general lien upon, and right of set-off against the Collateral is granted to secure the performance of all obligations of (a) Borrower to pay and perform all Credit Obligations (as such term is defined in the Loan Agreement, which shall include all Interest Hedge Agreements), (b) of each Debtor under its Subsidiary Guaranty of even date herewith, executed by that Debtor in connection with the Loan Agreement and under this Security Agreement, and of Borrower (or any Debtor) under the Foreign Credit Reimbursement Agreement of even date herewith between Borrower and with the Administrative Agent (and under the guaranty issued by each Debtor pursuant thereto), and (d) any of the foregoing that arises after the filing of a petition by or against Debtor under the Bankruptcy Code, even if the Obligations do not accrue because of the automatic stay under Bankruptcy Code ss. 362 or otherwise (clauses (a), and (b) collectively, the "SECURED OBLIGATIONS").

                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

         Section 3.1 Representations and Warranties. In order to induce Banks to enter into the Loan Agreement and to extend credit to Borrower, each Debtor hereby confirms and warrants to Secured Party (which representations and warranties will survive the execution of this Security Agreement) that this Security Agreement creates a valid and binding first priority security interest in the Collateral securing the Secured Obligations, except for Permitted Encumbrances. The execution and delivery of this Security Agreement has benefitted each Debtor directly and indirectly, and has not rendered any Debtor insolvent or so undercapitalized that it is unable to pay its debts as they become due.

                      ARTICLE 4 - COVENANTS AND AGREEMENTS

                  Each Debtor will at all times comply with the covenants contained in this Article 4 from the date hereof and for so long as any part of the Secured Obligations is outstanding.

         Section 4.1 Title; Prohibited Liens and Filings. Each Debtor agrees to protect the title to the Collateral and to defend the same against all claims and demands of all persons or entities claiming any interest therein adverse to Secured Party. Debtor will not pledge, mortgage, encumber, create, or suffer a lien to exist on any of the Collateral, or sell, assign, lend, rent, lease, or otherwise transfer or dispose of (collectively called "TRANSFER") any of the Collateral to or in favor of any person or entity, except as provided for in the Loan Agreement and this Security Agreement. Debtor will not file or execute or permit to be filed or recorded any financing statement or other security instrument with respect to the Collateral other than in favor of Secured Party or in connection with a Permitted Encumbrance.



                                     K-2-4

         Section 4.2 Possession of Collateral. Secured Party, for the ratable benefit of Banks, shall be deemed to have possession of any of the tangible Col-lateral in transit to it or set apart for it. Otherwise the tangible Collateral shall remain in each Debtor's constructive possession and control at all times, at each Debtor's risk of loss, and shall, unless in transit or rolling stock, be kept at the locations represented in the Loan Agreement or as otherwise disclosed to Secured Party in accordance with the terms of the Loan Agreement.

         Section 4.3 Filings by Secured Party Authorized. Each Debtor hereby authorizes Secured Party to file financing statements, without the signature of each Debtor, describing the Collateral or any other property of that Debtor

         Section 4.4 Filing Reproductions. At the option of Secured Party, a photocopy or other reproduction of this Security Agreement or of a financing statement covering the Collateral shall be sufficient and may be filed as a financing statement.

         Section 4.5 Delivery of Information. Each Debtor will promptly transmit to Secured Party, for the ratable benefit of Banks, all information that the Debtor may have or receive with respect to the Collateral which might in any way materially affect Bank's rights or remedies with respect to the Collateral.

         Section 4.6 Financing Statement Filings; Notifications. Each Debtor recognizes that financing statements pertaining to the Collateral have been or will be filed in all jurisdictions necessary to perfect the security interests granted hereby. Each Debtor will promptly notify Secured Party of any condition or event that may change the proper location for the filing of any financing statements or other public notice or recordings for the purpose of perfecting a security interest in the Collateral. Without limiting the generality of the foregoing, each Debtor will: (a) notify Secured Party within a reasonable period of time in advance of any change to a jurisdiction other than as represented in the Loan Agreement, (i) in the location of any Debtor's place of business or its state of organization, (ii) in the location of the office where any Debtor keeps its records concerning the original of all the Related Rights, (iii) in the "location" of any Debtor within the meaning of the UCC, or (iv) in the location where any tangible Collateral is located; and (b) promptly notify Secured Party of any change in any Debtor's name or in any assumed name used by any Debtor. In any notice furnished pursuant to this Section, each Debtor will expressly state that the notice is required by this Security Agreement and contains facts that will or may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's and Bank's security interest in the Collateral.

         Section 4.7 Control. Subject to the terms of the Loan Agreement, each Debtor will cooperate with Secured Party in obtaining control, for purposes of the UCC, with respect to all Deposit Accounts and other applicable Collateral.

         Section 4.8 Limitations on Obligations Concerning Maintenance of Collateral. Each Debtor agrees that its has the risk of loss with respect to the Collateral, and the




                                     K-2-5

Secured Party has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

         Section 4.9 No Disposition of Collateral. Neither the Administrative Assistant nor any Bank authorizes, and each Debtor agrees not to (except in the ordinary course of business):

                  (a) Make any sales or leases of the Collateral;

                  (b) License any of the Collateral; and

                  (c) Grant any other security interest in any of the Collateral (except as provided herein).

                    ARTICLE 5 - RIGHTS, REMEDIES AND DEFAULT

         Section 5.1 Rights and Remedies With Respect to Collateral. Upon the happening and during the continuance of any Event of Default, Banks, acting through the Secured Party, are hereby fully authorized and empowered (without the necessity of any further consent or authorization from any Debtor) and the right is expressly granted to Banks, and each Debtor hereby appoints and makes Secured Party, for the ratable benefit of Banks, as each Debtor's true and lawful attorney-in-fact and agent for each Debtor and in each Debtor's name, place, and stead with full power of substitution, in Secured Party's and Bank's name or each Debtor's name or otherwise, for the ratable benefit of Banks, but at each Debtor's cost and expense, to exercise, without notice, all or any of the following powers at any time with respect to all or any of the Collateral:
(a) notify account debtors or the obligors on the Related Rights to make and deliver payment and/or provide performance directly to Secured Party, for the ratable benefit of Banks; (b) demand, sue for, collect, receive, and give acquittance for any and all moneys due or to become due by virtue of the Collateral, and otherwise deal with proceeds; (c) receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper and Related Rights taken or received by Secured Party, for the ratable benefit of Banks in connection therewith; (d) settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto; (e) deal in or with the Collateral as fully and effectively as if Secured Party, for the ratable benefit of Banks were the absolute owner thereof; and (f) extend or alter the time or manner of payment or performance of any or all there-of, grant waivers and make any allowance or other adjustment with reference thereto; provided, however, Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under or the depreciation in value of, any Collateral. Each Debtor hereby irrevocably authorizes and directs each person or entity who shall be a party to or liable for the performance or payment of any of the Related Rights, upon receipt of written notice from Secured Party to pay or otherwise perform or accept performance of the obligations under the Related Rights to, with or for Secured Party, for the ratable benefit



                                     K-2-6
of Banks directly, and to continue to do so until otherwise notified by Secured Party. Each such person or entity shall have no duty to inquire or investigate as to whether an Event of Default shall have actually occurred or whether this Security Agreement shall have terminated, and no such person or entity shall be liable to any Debtor or its successors or assigns for acting in reliance on Secured Party's notification as provided in this Section.

         Section 5.2 Additional Default Remedies. Without limiting any of the above powers or the provisions of the Loan Agreement, to the extent permitted by applicable law, Secured Party, for the ratable benefit of Banks may, upon the happening and during the continuance of any Event of Default, apply, set-off, collect, sell in one or more sales, lease, or otherwise transfer any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Secured Party may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any brokers' board or securities exchange, either for cash or upon credit or for future delivery, at such price as Secured Party may deem fair, and Secured Party, for the ratable benefit of Banks, may be the purchaser of any or all of the Collateral so sold and may hold the same thereafter in its own right, free from any claim of any Debtor or right of redemption. No such purchase or holding by Secured Party, for the ratable benefit of Banks, shall be deemed a retention by Secured Party, for the ratable benefit of Banks in satisfaction of the Secured Obligations. If, notwithstanding the foregoing provisions, any applicable provision of the UCC or other applicable law requires Secured Party to give reasonable notice of any such sale or disposition or other action, and reasonable notice is not defined in such law, each Debtor hereby agrees that ten (10) days prior written notice shall constitute reasonable notice. Secured Party may require each Debtor to assemble the Collateral and make it available to Secured Party. Any sale hereunder may be conducted by an auctioneer or any officer or agent of Secured Party. After the occurrence and during the continuance of an Event of Default, Secured Party, for the ratable benefit of Banks, shall have the right to take possession of any or all of the Collateral and to take possession of all books, records, documents, information, agreements, and other property of any Debtor or in any Debtor's possession or control relating to the Collateral, and for such purpose may enter upon any premises upon which any of the Collateral or any of such books, records, information, agreements or other property are situated and remove the same therefrom without any liability for trespass or damages occasioned thereby.

         Section 5.3 Proceeds. After the happening and during the continuance of any Event of Default, the proceeds of any sale or other transfer of the Collateral and all sums received or collected by Secured Party from or on account of the Collateral shall be applied by Secured Party in the manner set forth in ss.9.504 of the UCC (unless otherwise required by the Loan Agreement or any other applicable law). In connection with the exercise of Secured Party's rights hereunder, each Debtor hereby grants to Secured Party, after the happening and during the continuance of an Event of Default, the right to receive, change the address for delivery, open, and dispose of mail addressed to any Debtor, and to execute, assign and endorse negotiable and other



                                     K-2-7
instruments, documents or other evidence of payment, shipment, storage, or transfer for any form of Collateral on behalf of and in the name of any Debtor to the extent any such action is reasonably necessary to collect proceeds of the Collateral.

         Section 5.4 Deficiency. Each Debtor and Borrower shall remain jointly and severally liable to Banks for any unpaid Secured Obligations, advances, costs, charges, and expenses incurred by Secured Party in connection herewith, together with interest thereon, and shall pay the same immediately to Secured Party at Secured Party's offices.

         Section 5.5 Secured Party's Duties. The powers conferred upon Secured Party, on behalf of Banks, by this Security Agreement are solely to protect Banks' interest in the Collateral, and shall not impose any duty upon Secured Party, on behalf of Banks, to exercise any such powers. Secured Party, on behalf of Banks, shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Secured Obligations, except as specifically provided in this Security Agreement and the Loan Agreement or as required by applicable law, or to take any steps necessary to preserve any rights against prior parties. Neither Secured Party nor the Banks shall be liable for failure to collect or realize upon the Collateral, or for any delay in so doing, nor shall Secured Party or the Banks be under any duty to take any action whatsoever with regard thereto. Secured Party shall use reasonable care in the custody and preservation of any Collateral in its possession but need not take any steps to keep the Collateral identifiable. Secured Party shall have no duty to comply with any recording, filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Secured Party's or Banks' respective rights in, any of the Collateral.

         Section 5.6 Secured Party's Actions. Each Debtor waives (i) any right to require Secured Party, for and on behalf of the Banks, to proceed against any person or entity, exhaust any Collateral, or have any person or entity joined with any Debtor in any suit arising out of the Secured Obligations or this Security Agreement or pursue any other remedy in Secured Party's or Banks' power; (ii) any and all notice of acceptance of this Security Agreement or of creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations from time to time; and (iii) any defense arising by reason of any disability or other such defense. All dealings between any Debtor and Secured Party and Banks, whether or not in connection with the Secured Obligations, shall conclusively be presumed to have been had or consummated in reliance upon this Security Agreement and the Loan Agreement. Until all the Secured Obligations shall have been paid in full, Debtor shall have no right to subrogation, and each Debtor waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Secured Party, for and on behalf of the Banks. Each Debtor authorizes Secured Party, for and on behalf of the Banks, without notice or demand and without any reservation of rights against Debtor and without affecting any Debtor's liability hereunder or on the Secured Obligations,



                                     K-2-8
from time to time to (a) take and hold any other property as collateral, other than the Collateral, as security for any or all of the Secured Obligations, and exchange, enforce, waive and release any or all of the Collateral or such other property; (b) after the occurrence and during the continuance of an Event of Default, apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party, in its discretion, may determine; (c) renew, extend for any period, accelerate, modify, compromise, settle, or release the obligation of any person or entity with respect to any or all of the Secured Obligations or the Collateral; and (d) waive, enforce, modify, amend, or supplement any of the provisions of the Credit Documents (other than this Security Agreement).

         Section 5.7 Cumulative Security. The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the Secured Obligations. No security taken hereafter as security for the Secured Obligations shall impair in any manner or affect this Security Agreement. All such present and future additional security is to be considered as cumulative security.

         Section 5.8 Continuing Agreement. This is a continuing agreement, and the grant of a security interest hereunder shall remain in full force and effect. All the rights of Secured Party and Banks hereunder shall continue to exist until the Secured Obligations are paid and the Revolving Credit Commitments are terminated; and upon the full satisfaction of the foregoing, Secured Party, for and on behalf of the Banks, upon request of each Debtor, shall execute a written termination statement reassigning to each Debtor, without recourse, the Collateral owned by it and all rights conveyed hereby and returning possession of the Collateral, if applicable, to each Debtor. Otherwise this Security Agreement shall continue irrespective of the fact that the liability of any Debtor or any other person or entity may have ceased, or irrespective of the validity or enforceability of any note or any other loan document to which any Debtor or any other person or entity may be a party, and notwithstanding the reorganization or bankruptcy of any Debtor or any other person or entity, or any other event or proceeding affecting any Debtor or any other person or entity.

         Section 5.9 Rights Under Uniform Commercial Code. Regardless of whether the Uniform Commercial Code is in effect in the jurisdiction where such rights under this Security Agreement are asserted, Secured Party, for the ratable benefit of Banks, shall have the rights, powers and remedies of a secured party under the UCC or any similar law in any other jurisdiction whose laws are applicable. Secured Party and Banks may exercise their right of set-off with respect to the Secured Obligations as provided for in the Loan Agreement, as if the Secured Obligations were unsecured.

         Section 5.10 Exercise of Rights, Etc. Time shall be of the essence for the performance of any act under this Security Agreement or the Secured Obligations by each Debtor, but neither Secured Party's or any Bank's acceptance of partial or delinquent payments nor any forbearance, failure or delay by Secured Party in exercising any right shall be deemed a waiver of any obligation of any Debtor or of any right of Secured Party, for the ratable benefit of Banks, or preclude any other or further



                                     K-2-9
exercise thereof; and no single or partial exercise of any right shall preclude any other or further exercise thereof, or the exercise of any other right.

         Section 5.11 Remedy and Waiver. Secured Party may remedy any Event of Default and may waive any Event of Default (with the consent of the Majority Banks) without waiving the Event of Default remedied or waiving any prior or sub-sequent Event of Default.

         Section 5.12 Non-Judicial Remedies. To the fullest extent permitted by law, Secured Party, for the ratable benefit of Banks, may enforce its rights hereunder without prior judicial process or judicial hearing, and each Debtor expressly waives, renounces, and knowingly relinquishes any and all legal rights which might otherwise require Secured Party, for the ratable benefit of Banks, to enforce their rights by judicial process. In so providing for non-judicial remedies, each Debtor recognizes that such remedies are consistent with the usage of the trade, are responsive to commercial necessity and are the result of bargain at arm's length. Nothing herein is intended to prevent Secured Party, Banks or any Debtor from resorting to judicial process at either party's option.

         Section 5.13 Assignment of Secured Party's Duties. Secured Party's duties and rights hereunder may be assigned and transferred from time to time to another Bank or other Person in accordance with the terms of the Loan Agreement, in which case, such transferee shall have the rights and duties of Secured Party under this Security Agreement.

         Section 5.14 Compliance With Other Laws. Administrative Agent and each Bank may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

                            ARTICLE 6 - MISCELLANEOUS

         Section 6.1 Preservation of Liability. Neither this Security Agreement nor the exercise by Secured Party, for the ratable benefit of Banks, of (or the failure to so exercise) any right conferred herein or by law shall be construed as relieving any person or entity liable on the Secured Obligations from liability on the Obligations and for any deficiency thereon.

         Section 6.2 Survival of Agreements. All representations and warranties of Debtor herein, and all covenants and agreements herein not fully performed before the effective date of this Security Agreement, shall survive such date.

         Section 6.3 Notice. Except as otherwise provided herein, all notices, demands, requests, and communications permitted or required under this Agreement shall be delivered in the time and manner as required by the Loan Agreement.



                                     K-2-10

         Section 6.4 Amendment and Waiver. This Security Agreement may not be amended nor may any of its terms be waived except in writing duly signed by the party against whom enforcement of the amendment or waiver is sought.

         Section 6.5 Invalidity. If any provision of this Security Agreement is rendered or declared illegal, invalid, or unenforceable by reason of any existing or subsequently enacted legislation or by a judicial decision that has become final, all of the remaining provisions shall remain in full force and effect.

         Section 6.6 Successors and Assigns. The covenants, representations, warranties, and agreements herein set forth shall be binding upon Debtor and shall inure to the benefit of Secured Party, for the ratable benefit of Banks, and their heirs, legal representatives, successors, and assigns.

         Section 6.7 Conflicting Provisions. To the extent any irreconcilable conflicts or inconsistencies exist between the terms of this Security Agreement and the Loan Agreement, the terms of the Loan Agreement shall govern and control.

         Section 6.8 CONSTRUCTION. THIS SECURITY AGREEMENT HAS BEEN MADE IN AND THE SECURITY INTEREST GRANTED HEREBY IS GRANTED IN, AND EACH SHALL BE GOVERNED BY THE LAWS OF, THE STATE OF TEXAS (EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION GOVERN THE PERFECTION, PRIORITY, OR FORECLOSURE OF THE SECURITY INTEREST GRANTED HEREBY) AND OF THE UNITED STATES OF AMERICA, AS APPLICABLE, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, ENFORCEMENT, AND PERFORMANCE.

         Section 6.9 ENTIRE AGREEMENT. THIS SECURITY AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS SECURITY AGREEMENT AND THE OTHER WRITTEN CREDIT DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                     K-2-11

                  IN WITNESS HEREOF, Debtor and Secured Party have caused this instrument to be duly executed as of the date first above written.

                                        DEBTOR:

                                        EGL EAGLE GLOBAL LOGISTICS, LP,
                                        a Delaware limited partnership

                                        By:   EGL MANAGEMENT, LLC , a  Delaware
                                              limited liability company,
                                              its general partner

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________


                                        EGL DELAWARE LIMITED LIABILITY COMPANY,
                                        a Delaware limited liability company

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________


                                        EGL Management, LLC, a Delaware limited
                                        liability company

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________



                                        EGL (Canada) HOLDING CO., a Delaware
                                        corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________



                                        EAGLE MARITIME SERVICES, INC., a Texas
                                        corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________



                                     K-2-12

                                        EAGLE USA IMPORT BROKERS, INC., a Texas
                                        corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________



                                        EAGLE URBAN RENEWAL CORPORATION, a New
                                        Jersey Urban Renewal Entity

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________



                                        EAGLE INTERNATIONAL HOLDINGS, INC., a
                                        Delaware corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________



                                        EAGLE PARTNERS, a Texas general
                                        partnership

                                        By:  EUSA HOLDINGS, INC., a Delaware
                                             corporation, Managing Partner

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________




                                     K-2-13

                                        EAGLE PARTNERS, LP, a Texas limited
                                        partnership

                                        By:  EUSA Holdings, Inc., its general
                                             partner

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________



                                        EUSA PARTNERS, INC., a Delaware
                                        corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________



                                        CIRCLE INTERNATIONAL, INC., a Delaware
                                        corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________



                                        CIRCLE INTERNATIONAL GROUP, INC., a
                                        Delaware corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________



                                        EUSA HOLDINGS, INC., a Delaware
                                        corporation

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________


                                        Address:   15350 Vickery Drive
                                                   Houston, Texas 77032



                                     K-2-14

ACKNOWLEDGED AND AGREED TO:

BANK OF AMERICA, N.A., as Administrative
Agent on behalf of itself and the other Banks


By: __________________________________________
        David Johanson, Vice President




                                     K-2-15